Exhibit 10.25.2

                    INTERCREDITOR AND SUBORDINATION AGREEMENT
                    -----------------------------------------

         THIS INTERCREDITOR AND SUBORDINATION AGREEMENT ("Subordination Agreement") dated April 23, 2004 is by and between CONGRESS FINANCIAL CORPORATION (FLORIDA), a Florida corporation, in its capacity as agent pursuant to the Senior Creditor Agreements (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity the "Senior Creditor Agent" as hereinafter further defined), and TRANSPORTATION RECEIVABLES 1992, LLC, a Delaware limited liability company ("Junior Creditor" as hereinafter further defined). Senior Creditors (hereinafter defined) and Junior Creditor are sometimes individually referred to herein as "Creditor" and collectively as "Creditors."

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Junior Creditor has entered into financing arrangements with Trailer Bridge Inc., a Delaware corporation ("Debtor" as hereinafter further defined) pursuant to which Junior Creditor has provided financial accommodations to Debtor secured by the assets of Debtor described on Exhibit A hereto (the "Junior Creditor Collateral");

         WHEREAS, Senior Creditors have entered or are about to enter into financing arrangements with Debtor pursuant to which Senior Creditors may, upon certain terms and conditions, make loans and provide other financial accommodations to Debtor secured by substantially all of the assets and properties of Debtor; and

         WHEREAS, in order to induce Senior Creditor to enter into the financing arrangements with Debtor, Junior Creditor has agreed to the subordination in right of payment of the existing and future obligations of Debtor to Junior Creditor to the payment of the existing and future obligations of Debtor to Senior Creditor and related matters as set forth below;

         NOW, THEREFORE, in consideration of the mutual benefits accruing to Creditors hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1.     DEFINITIONS

         As used above and in this Subordination Agreement, the following terms shall have the meanings ascribed to them below, and capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Senior Loan Agreement:

                1.1 "Agreements" shall mean, collectively, the Senior Creditor Agreements and the Junior Creditor Agreements.

                1.2 "Common Vehicle Collateral" shall mean the motor vehicles listed on Schedule 1 to Exhibit A hereto.

                1.3 "Creditors" shall mean, collectively, Senior Creditors and Junior Creditor and their respective successors and assigns.

                1.4 "Debtor" shall mean Trailer Bridge Inc., a Delaware corporation, and its successors and assigns, including without limitation a receiver, trustee or debtor-in-possession on behalf of such person or on behalf of such successor or assign.

                1.5 "Junior Creditor" shall mean Transportation Receivables 1992, LLC, a Delaware limited liability company, and its successors and assigns.

                1.6 "Junior Creditor Agreements" shall mean the Subordinated Note and all agreements, documents and instruments at any time executed and/or delivered to, with or in favor of Junior Creditor in connection therewith or related thereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                1.7 "Junior Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtor to Junior Creditor, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor, whether arising under or evidenced by the Junior Creditor Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Junior Creditor Agreements or after the commencement of any case with respect to Debtor under the U.S. Bankruptcy Code or any similar statute (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowable in whole or in part, in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by Junior Creditor.

                1.8 "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

                1.9 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or instrumentality or political subdivision thereof.

                1.10 "Senior Creditor Agent" shall mean Congress Financial Corporation (Florida), a Florida corporation, and its successors and assigns in its capacity as agent pursuant to the Senior Creditor Agreements acting for and on behalf of the other Senior Creditors, and any successor or replacement agent.

                1.11 "Senior Creditor Agreements" shall mean, collectively, the Senior Loan Agreement and all agreements, documents and instruments at any time executed and/or delivered by Debtor or any other person to, with or in favor of any Senior Creditor in connection therewith


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

or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, refinanced, replaced or restructured (in whole or in part and including any agreements with, to or in favor of any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any portion of the Senior Debt).

                1.12 "Senior Creditors" shall mean, collectively, Senior Creditor Agent and any other person party to the Senior Creditor Agreements as lender (and including any other lender or group of lenders that at any time refinances, replaces or succeeds to all or a portion of the Senior Debt or is otherwise party to the Senior Creditor Agreements as a lender).

                1.13 "Senior Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtor to any Senior Creditor and/or its affiliates, or participants, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under the Senior Creditor Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Senior Creditor Agreements or after the commencement of any case with respect to Debtor under the U.S. Bankruptcy Code or any similar statute (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowable either in whole or in part, in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by any Senior Creditor.

                1.14 "Senior Loan Agreement" shall mean the Loan and Security Agreement, dated of even date herewith, by and among Debtor and Senior Creditors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, replaced or restructured (in whole or in part and including any agreements with, to or in favor of any other lender or group of lenders that at any time refinances, replaces or succeeds to all or any ortion of the Senior Debt).

                1.15 "Subordinated Note" shall mean the Consolidated Promissory Note, dated May 23, 2002, as restated as of the date hereof, issued by Debtor payable to Junior Creditor in the original principal amount of $5,000,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                1.16 All terms used herein which are defined in the Uniform Commercial Code as in effect in the State of Florida, unless otherwise defined herein shall have the meanings set forth therein. All references to any term in the plural shall include the singular and all references to any term in the singular shall include the plural.

         2.     SUBORDINATION OF JUNIOR DEBT

                2.1     Subordination. Except as specifically set forth in
Section 2.2 below, Junior Creditor hereby subordinates its right to payment and satisfaction of the Junior Debt and the payment thereof, directly or indirectly, by any means whatsoever, is deferred to the indefeasible payment and satisfaction in full of all Senior Debt.


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

                2.2 Permitted Payments. Senior Creditor Agent hereby agrees that, notwithstanding anything to the contrary contained in Section 2.1, Debtor may make and Junior Creditor may receive and retain regularly scheduled cash interest payments in respect of the Junior Debt in accordance with the terms of the Subordinated Note as in effect on the date hereof, provided, that, as to each such cash payment, each of the following conditions is satisfied as determined by Senior Loan Agent: (a) as of the date of such payment of interest, the Excess Availability for each of the immediately proceeding thirty (30) consecutive days shall not have been less than $3,000,000 and as of the date of any such payment and after giving effect thereto, the Excess Availability shall be not less than $3,000,000, and (b) as of the date of such payment of interest and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing under any of the Senior Creditor Agreements.

                2.3     Distributions.

                        (a) In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Debtor or the proceeds thereof to the creditors of Debtor or readjustment of the obligations and indebtedness of Debtor, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors, marshalling of assets of Debtor or any other action or proceeding involving the readjustment of all or any part of indebtedness of Debtor or the application of the assets of Debtor to the payment or liquidation thereof, or upon the dissolution or other winding up of Debtor's business, or upon the sale of all or substantially all of Debtor's assets, then, and in any such event, except with respect to the proceeds of the Junior Creditor Collateral (which shall be solely for the benefit of the Junior Creditor), (i) Senior Creditors shall first receive indefeasible payment in full in cash of all of the Senior Debt prior to the payment of all or any part of the Junior Debt, and (ii) Senior Creditors shall be entitled to receive any payment or distribution of any kind or character, whether in cash, securities or other property, which be payable or deliverable in respect of any or all of the Junior Debt.

                        (b) In order to enable Senior Creditor Agent to enforce its rights under Section 2.3(a) above, Senior Creditor Agent is hereby irrevocably authorized and empowered (in its own name or in the name of Junior Creditor or otherwise), but shall have no obligation, to enforce claims comprising any of the Junior Debt by proof of debt, proof of claim, suit or otherwise and take generally any action which Junior Creditor might otherwise be entitled to take, as Senior Creditor Agent may deem necessary or advisable for the enforcement of its rights or interests hereunder.

                        (c) To the extent necessary for Senior Creditors to realize the benefits of the subordination of the Junior Debt provided for herein (including the right to receive any and all payments and distributions which might otherwise be payable or deliverable with respect to the Junior Debt in any proceeding described in Section 2.3(a) or otherwise), Junior Creditor shall execute and deliver to Senior Creditor Agent such instruments or documents (together with such assignments or endorsements as Senior Creditor Agent shall deem necessary), as may be requested by Senior Creditor Agent.


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

                2.4 Payments Received by Junior Creditor. Except for payments received by Junior Creditor as provided in Section 2.2 above, should any payment or distribution or security or instrument or proceeds thereof be received by the Junior Creditor in respect of the Junior Debt, Junior Creditor shall receive and hold the same in trust, as trustee, for the benefit of Senior Creditors, segregated from other funds and property of Junior Creditor and shall forthwith deliver the same to Senior Creditor Agent (together with any endorsement or assignment of Junior Creditor where necessary), for application to any of the Senior Debt. In the event of the failure of Junior Creditor to make any such endorsement or assignment to Senior Creditor Agent, Senior Creditor Agent, or any of its officers or employees, are hereby irrevocably authorized on behalf of Junior Creditor to make the same.

                2.5 Instrument Legend and Notation. Any instrument at any time evidencing the Junior Debt, or any portion thereof, shall be permanently marked on its face with a legend conspicuously indicating that payment thereof is subordinate in right of payment to the Senior Debt and subject to the terms and conditions of this Subordination Agreement, and the original of any such instrument shall be immediately delivered to Senior Creditor Agent upon Senior Creditor Agent's request, at any time on or after the occurrence of an Event of Default under the Senior Creditor Agreements. In the event any legend or endorsement is omitted, Senior Creditor Agent, or any of its officers or employees, are hereby irrevocably authorized on behalf of Junior Creditor to make the same. No specific legend, further assignment or endorsement or delivery of notes, guarantees or instruments shall be necessary to subject any Junior Debt to the subordination thereof contained in this Agreement.

                2.6 Standstill Provision. Notwithstanding anything to the contrary contained in Section 5.1(b) of this Subordination Agreement, Junior Creditor shall have the right to take action to enforce its Liens in respect of any Junior Creditor Collateral or assert any claims or interests therein, or exercise any other similar remedies with respect thereto or commence any action or proceeding against Debtor under the U.S. Bankruptcy Code or any state insolvency law in the event of the failure of Debtor to make any regularly scheduled payment in respect of the Junior Debt in accordance with the terms of the Junior Creditor Agreements (as in effect on the date hereof) and for so long as such event of default is continuing, commencing one hundred and eighty (180) days after the date of the receipt by Senior Creditor Agent of written notice from Junior Creditor of the declaration by Junior Creditor of such a default under the Junior Creditor Agreements and the written demand by Junior Creditor for the immediate payment of all of the Junior Debt under the Junior Creditor Agreements, so long as Senior Creditor Agent on behalf of Senior Creditors is not diligently pursuing in good faith the exercise of its enforcement rights or remedies against Debtor and/or any collateral that secures the Senior Debt (including, without limitation, commencement and prosecution of any action to foreclose on its Liens on all or any portion of the collateral that secures the Senior Debt, any material reduction of the amount of loans or financial accommodations otherwise available to Debtor, entering into a forebearance agreement or similar arrangement with Debtor, any action to take possession of, or dispose of, all or any portion of the collateral that secures the Senior Debt, or commencement of any legal proceedings or actions against or with respect to Debtor or all or any portion of the collateral that secures the Senior Debt).

                2.7 Senior Creditor Option to Cure. Senior Creditor Agent on behalf of Senior Creditors shall have the right, but not any obligation, to cure for the account of Debtor


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

any default by Debtor under the Junior Creditor Agreements at any time during the one hundred and eighty (180) day period provided for in Section 2.7 above. In the event that a default under the Junior Creditor Agreements shall be cured (it being understood that cure shall be deemed to have been effected upon payment of such amount as shall cause a default under the Junior Creditor Agreements no longer to exist), whether by Senior Creditor Agent for the benefit of Senior Creditors, Debtor or any other person, or shall be waived or otherwise cease to exist, the rights of Junior Creditor under Section 2.6 above shall cease until the occurrence of any other default under the Junior Creditor Agreements. In no event shall Senior Creditor Agent or Senior Creditors by virtue of the payment of amounts, or performance of any obligation required to be paid or performed by Debtor, be deemed to have assumed any obligation of Debtor to Junior Creditor or any other person.

                2.8 Notice of Default. Each Creditor shall give to the other Creditor concurrently with the giving thereof to Debtor, (a) a copy of any written notice by such Creditor of either a default or an event of default under its Agreements or written notice of demand of payment from Debtor, and (b) any written notice sent by a Creditor to Debtor at any time an event of default under such Creditors' Agreements exists stating such Creditors' intention to exercise any of its enforcement rights or remedies, including written notice pertaining to any foreclosure on any of the collateral securing the Senior Debt or the Junior Debt or other judicial or non-judicial remedy in respect thereof, and any legal process served or filed in connection therewith; provided, that, the failure of any party to give notice as required hereby shall not affect the relative priorities of Creditors' respective Liens as provided herein or the validity or effectiveness of any such notice as against Debtor. Debtor hereby authorizes and consents to each of Creditors sending any such notices.

         3.     ACKNOWLEDGEMENT OF LIENS.

                3.1 Junior Creditor hereby confirms and agrees that it only has a security interest in, or mortgage and lien upon, the Junior Creditor Collateral. Junior Creditor does not have and will not assert any lien, right of distraint or levy, right of offset, claim, deduction, counterclaim, security or other interest in any other assets or properties of Debtor, or in the proceeds and products thereof.

                3.2 Notwithstanding anything to the contrary contained in any Junior Creditor Agreement, any Senior Creditor Agreement or any provision herein:

                        (a) Junior Creditor shall have a first and prior security interest and lien in the Common Vehicle Collateral and all proceeds of the Common Vehicle Collateral; and

                        (b) Senior Creditor Agent shall have a second priority and subordinate (to that of Senior Creditor Agent) security interest and lien in the Common Vehicle Collateral and all proceeds of the Common Vehicle Collateral.

        4. JUNIOR CREDITOR AGREEMENTS. The Junior Creditor Agreements are in full force and effect on this date and there exists no continuing condition or event which constitutes a default or event of default or which, after notice or passage of time or both would constitute a default or event of default under any of the Junior Creditor Agreements.


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

Junior Creditor hereby acknowledges and consents to the financing arrangements provided by Senior Creditor Agent and Senior Creditors to Debtor.

        5.      COVENANTS, REPRESENTATIONS AND WARRANTIES

                5.1 Additional Covenants. Junior Creditor and Debtor agree in favor of Senior Creditors that:

                        (a) except as specifically set forth in Section 2.2 above, Debtor shall not, directly or indirectly, make and Junior Creditor shall not, directly or indirectly, accept or receive any payment of principal or interest or any prepayment or non-mandatory payment or any other payment pursuant to acceleration or claims of breach or any payment to acquire Junior Debt or otherwise in respect of any Junior Debt;

                        (b) notwithstanding any rights or remedies available to it under the Junior Creditor Agreements, applicable law or otherwise, Junior Creditor shall not, directly or indirectly, (i) seek to collect from Debtor any of the Junior Debt or exercise any of its rights or remedies upon a default or event of default by Debtor under the Junior Creditor Agreements or otherwise or
(ii) commence any action or proceeding against Debtor or its properties under the U.S. Bankruptcy Code or any state insolvency law or any similar present or future statute, law or regulation or any proceedings for voluntary liquidation, dissolution or other winding up of Debtor's business, or the appointment of any trustee, receiver or liquidator for Debtor or any part of its properties or any assignment for the benefit of creditors or any marshalling of assets of Debtor or (iii) exercise any rights or remedies against any assets or properties of Debtor, including, without limitation, the Junior Creditor Collateral, (iv) seek to foreclose or realize upon (judicially or non-judicially) its security interest, lien or mortgage on any such assets or properties or assert any claims or interests therein (including, without limitation, by setoff), or (v) take any other action against Debtor or its properties;

                        (c) Each Debtor shall not grant to Junior Creditor and Junior Creditor shall not acquire any security interest, lien, claim or encumbrance on any assets or properties of Debtor (other than the Junior Creditor Collateral) or any guarantees for any of the Junior Debt;

                        (d) Junior Creditor and Debtor shall not amend, modify, alter or change in any material respect the terms of any arrangements related to the Junior Debt;

                        (e) Junior Creditor shall not sell, assign, pledge, encumber or otherwise dispose of any of the Junior Debt and guarantees, if any, or subordinate any of the Junior Debt to any indebtedness of Debtor other than the Senior Debt. Notwithstanding the preceding sentence, nothing herein shall restrict assignment or distribution of the Junior Debt to, or at the direction of, the Estate of M.P. McLean for distribution, resolution or settlement thereof, subject to the provisions of this Subordination Agreement other than the preceding sentence;

                        (f) Junior Creditor and Debtor shall, at any time or times upon the request of Senior Creditor Agent, promptly furnish to Senior Creditor Agent a true, correct and complete statement of the outstanding Junior Debt; and


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

                        (g) Junior Creditor and Debtor shall execute and deliver to Senior Creditor Agent such additional agreements, documents and instruments and take such further actions as may be necessary or desirable in the opinion of Senior Creditor Agent to effectuate the provisions and purposes of this Subordination Agreement.

                5.2 Additional Representations and Warranties. Junior Creditor and Debtor represent and warrant to Senior Creditors that:

                        (a) as of the date hereof the total principal amount of the Junior Debt is $5,658,886.02;

                        (b) Junior Creditor has no security interest, lien, claim or encumbrance on any assets and properties of Debtor except for the Junior Creditor Collateral;

                        (c) as of the date hereof, no default or event of default, or event which with notice or passage of time or both would constitute an event of default exists or has occurred under the Junior Creditor Agreements;

                        (d) Junior Creditor is the exclusive legal and beneficial owner of all of the Junior Debt;

                        (e) none of the Junior Debt is subject to any subordination, except in favor of Senior Creditors; and

                        (f) this Subordination Agreement has been duly authorized, executed and delivered by Junior Creditor and constitutes the legal, valid and binding obligations of Junior Creditor, enforceable in accordance with its terms.

                5.3 Waivers. Notice of acceptance hereof, the making of loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, Debtor by any Senior Creditor, and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Junior Creditor and Debtor are or may be entitled are hereby waived (except as expressly provided for herein or as to Debtor, in the Senior Creditor Agreements). Junior Creditor also waives notice of, and hereby consents to, (a) any amendment, modification, supplement, renewal, restatement or extensions of time of payment of or increase or decrease in the amount of any of the Senior Debt or to the Senior Creditor Agreements or any collateral at any time granted to or held by any Senior Creditor, (b) the taking, exchange, surrender and releasing of collateral at any time granted to or held by any Senior Creditor or guarantees now or at any time held by or available to any Senior Creditor for the Senior Debt or any other person at any time liable for or in respect of the Senior Debt, (c) the exercise of, or refraining from the exercise of any rights against Debtor or any other obligor or any collateral at any time granted to or held by any Senior Creditor,
(d) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Senior Debt, and/or (e) any Senior Creditor's election, in any proceeding instituted under the U.S. Bankruptcy Code of the application of Section 1111(b)(2) of the U.S. Bankruptcy Code. Any of the foregoing shall not, in any manner, affect the terms hereof or impair the obligations of Junior Creditor hereunder. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Subordination Agreement.


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

                5.4 Subrogation; Marshalling. Junior Creditor shall not be subrogated to, or be entitled to any assignment of any Senior Debt or Junior Debt or of any collateral for or guarantees or evidence of any thereof until all of the Senior Debt is indefeasibly paid and satisfied in full. Junior Creditor hereby waives any and all rights to have any collateral or any part thereof granted to or held by any Senior Creditor marshalled upon any foreclosure or other disposition of such collateral by any Senior Creditor or Debtor with the consent of Senior Creditor Agent.

                5.5 No Offset. In the event Junior Creditor at any time incurs any obligation to pay money to Debtor, Junior Creditor hereby irrevocably agrees that it shall pay such obligation in cash or cash equivalents in accordance with the terms of the contract governing such obligation and shall not deduct from or setoff against any amounts owed by the Junior Creditor to Debtor in connection with any such transaction any amounts the Junior Creditor claims are due to it with respect to the Junior Debt.

         6.     MISCELLANEOUS

                6.1 Amendments. Any waiver, permit, consent or approval by either Creditor of or under any provision, condition or covenant to this Subordination Agreement must be in writing and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment of this Subordination Agreement must be in writing and signed by each of the parties to be bound thereby.

                6.2     Successors and Assigns.

                        (a) This Subordination Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of each of Creditors and its respective successors, participants and assigns.

                        (b) Each Senior Creditor reserves the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, the Senior Debt and the collateral securing same; provided, that, Junior Creditor shall not be obligated to give any notices to or otherwise in any manner deal directly with any participant in the Senior Debt and no participant shall be entitled to any rights or benefits under this Subordination Agreement except through Senior Creditors. In connection with any participation or other transfer or assignment, Senior Creditors (i) may disclose to such assignee, participant or other transferee or assignee all documents and information which Senior Creditors now or hereafter may have relating to the Senior Debt or any collateral and (ii) shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Subordination Agreement.

                        (c) In connection with any assignment or transfer of any or all of the Senior Debt, or any or all rights of Senior Creditors in the property of Debtor (other than pursuant to a participation) at any time prior to the full repayment of the Junior Debt (whether at, before or after maturity of the Junior Debt), Junior Creditor agrees to execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any such assignee or transferee and, in addition, will execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any third person who succeeds to


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or replaces any or all of Senior Creditors' financing of Debtor, whether such successor financing or replacement occurs by transfer, assignment, "takeout" or any other means.

                6.3 Insolvency. This Subordination Agreement shall be applicable both before and after the filing of any petition by or against Debtor under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to Debtor shall be deemed to apply to a trustee for such Debtor and such Debtor as debtor-in-possession. The relative rights of Senior Creditors and Junior Creditor to repayment of the Senior Debt and the Junior Debt, respectively, and in or to any distributions from or in respect of Debtor or any proceeds of Debtor's property and assets, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, Debtor as debtor-in-possession.

                6.4 Bankruptcy Filing. If Debtor shall become subject to a proceeding under the U.S. Bankruptcy Code and if Senior Creditor Agent desires to permit the use of cash collateral or to provide financing to Debtor under either Section 363 or Section 364 of the U.S. Bankruptcy Code, Junior Creditor agrees as follows: (a) adequate notice to Junior Creditor shall have been provided for such financing or use of cash collateral if Junior Creditor receives notice two (2) business days prior to the entry of the order approving such financing or use of cash collateral and (b) no objection will be raised by Junior Creditor to any such use of cash collateral or financing. For purposes of this Section, notice of a proposed financing or use of cash collateral shall be deemed given when given in the manner prescribed by Section 6.5 hereof to Junior Creditor.

                6.5 Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed to have been duly given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if mailed by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands are to be given or made to the respective parties at their addresses set forth below (or to such other addresses as either party may designate by notice in accordance with the provisions of this Section:


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

If to Junior Creditor:       Transportation Receivables 1992, LLC
                             660 Madison Avenue
                             New York, New York 10021
                             Attention: William Gotimer, Esq.
                             Telephone No.: 212-935-0325
                             Telecopy No.:   212-486-3057

with a copy to:              Cadwalader, Wickersham & Taft LLP
                             100 Maiden Lane
                             New York, NY 10038
                             Attention: Malcolm P. Wattman, Esq.
                             Telephone No.: 212-504-6000
                             Telecopy No.:   212-504-6666

If to Senior Creditors       Congress Financial Corporation (Florida), as Agent
                             777 Brickell Avenue
                             Miami, Florida 33131
                             Attention:  Portfolio Manager - Trailer Bridge
                             Telephone No.:  305-371-6671
                             Telecopy No.:       305-371-9456

         Either Creditor may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Creditor in conformity with this Section 6.5, but such change shall not be effective until notice of such change has been received by the other Creditor.

                6.6 Counterparts. This Subordination Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument. This Subordination Agreement may be delivered by telecopier with the same force and effect if it were a manually executed and delivered counterpart.

                6.7 Governing Law. The validity, interpretation and enforcement of this Subordination Agreement and any dispute arising out o the relationship among the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of Florida, without regard to principles of conflicts of laws, but excluding any rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Florida.

                6.8 Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably consents to the non-exclusive jurisdiction of the Circuit Court of Dade County, Florida and the United States District Court for the Southern District of Florida, whichever Senior Creditor Agent may elect, and waives trial by jury in any action or proceeding with respect to this Subordination Agreement.

                6.9 Complete Agreement. This written Subordination Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

                6.10 No Third Parties Benefited. Except as expressly provided in Section 6.2, this Subordination Agreement is solely for the benefit of the Creditors and their respective successors, participants and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Subordination Agreement.

                6.11 Disclosures, Non-Reliance. Each Creditor has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of Debtor and no Creditor shall have any obligation or duty to disclose any such information to any other Creditor. Except as expressly set forth in this Subordination Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectability of any of the Junior Debt or the Senior Debt or any collateral or guarantee which may have been granted to any of them in connection therewith, (b) Debtor's title to or right to any of its assets and properties or (c) any other matter except as expressly set forth in this Subordination Agreement.

                6.12 Term. This Subordination Agreement is a continuing agreement and shall remain in full force and effect until the indefeasible satisfaction in full of all Senior Debt and the termination of the financing arrangements between Senior Creditors and Debtor.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Subordination Agreement to be duly executed as of the day and year first above written.


                                        TRANSPORTATION RECEIVABLES  1992, LLC

                                        By:  /s/ John D. McCown
                                           -------------------------------------

                                        Title:
                                              ----------------------------------



                                        CONGRESS FINANCIAL CORPORATION
                                        (FLORIDA),   AS AGENT

                                        By:   /s/ Barry Vecker
                                           -------------------------------------

                                        Title:  First Vice President
                                              ----------------------------------


         The undersigned hereby acknowledges and agrees to the foregoing terms and provisions. By its signature below, the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions hereof.

         The undersigned acknowledges and agrees that: (i) although it may sign this Subordination Agreement, it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Subordination Agreement, (ii) in the event of a breach by either the undersigned or Junior Creditor of any of the terms and provisions contained in the foregoing Subordination Agreement, such a breach shall constitute an "Event of Default" as defined in and under the Senior Creditor Agreements and (iii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the opinion of any Senior Creditor to effectuate the provisions and purposes of the foregoing Subordination Agreement.

                                        TRAILER BRIDGE, INC.

                                        By:   William G. Gotimer, Jr.
                                           -------------------------------------

                                        Title:  Executive Vice President
                                              ----------------------------------

                                    EXHIBIT A
                                       TO
                             SUBORDINATION AGREEMENT

                           Junior Creditor Collateral


         1.     The Mortgage Collateral.

All of Debtor's right, title and interest now owned or hereafter acquired in and to each of the following (collectively, the "Property")"

                        (a) The following fee simple tract of land located in Duval, State of Florida:

Survey of part of Government Lot 1, Section 14,.and part of Government hot 6 and 7, Section 13, all in Township 1 South, Range 27 East, Duval County, Florida, more particularly described as follows: Commence at the intersection of the center line of the Seaboard Coastline Railroad (a 100.0 foot right of way) and the center line of Heckscher Drive (a 100.0 foot right of way); thence along said center line of Heckscher Drive, South 89(degree)19'31" East, 1601.27 feet to the West line of said section 23, Township 1 South, Range 27 Bast; thence along said West line of Section 13, North 0(degree)17'00" West, 404.23 feet to the Northerly line of Access Road "E" (a 50.0 foot right of way as now established as shown on the Florida Department of Transportation Right of Way Map, Section No. 72002-2806), and the Point of Beginning; thence continue along said West line of Section 13, North 0(degree)17'00" West, 1556.47 feet to the North line of Abston Drive (a 15.0 foot wide private road,); thence along said North line of Abston Drive, South 89(degree)36'44" West, 753.66 feet to the Northeasterly line of said Access Road "E"; thence along said Northeasterly line of Access Road "E", North 17(degree)43' 46" West, 573 .13 feet to the point of curvature of a curve concave to the East, having a radius of 768.51 feet; thecae along said Northeasterly line-of Access Road "B" and along said curve to the right, an arc distance of 64.97 feet, through a central angle of 4(degree)50'38" (chord bearing and distance of North 15(degree)18'27" West, 64.95 feet) to a point of intersection with a non-tangent liner thence North 89(degree)36'44" Bast, 1042.33 feet to the West line of those lands described is Official Records Volume 3417, page 1028, Duval County, Florida; thence along said West line of lands described is Official Records Yolume'3417, page 1028, South 0(degree)17'00" East, 2180.83 feet to said Northerly line of Access Road "E"; thence along said Northerly line of Access Road "E", North 82(degree)07'35" West, 101.02 feet to the Point of Beginning. (the "Real Estate");

                        (b) any and all buildings and improvements now or hereafter erected on, under or over the Real Estate (the "Improvements");

                        (c) Any and all fixtures, machinery, equipment and other articles of real, personal or mixed property, belonging to Debtor, at any time now or hereafter installed in, attached to or situated in or upon the Real Estate, or the buildings and improvements now or hereafter erected thereon, or used or intended to be used in connection with the Real Estate, or in the operation of the buildings and improvements, plant, business or dwelling situate thereon, whether or not such real, personal or mixed property is or shall be affixed thereto, and all replacements, substitutions and proceeds of the foregoing (all of the foregoing herein called the "Service Equipment"), Including without limitation:
(i) all appliances, furniture and furnishings; all articles of interior decoration, floor, wall and window coverings; all office, restaurant, bar, kitchen and laundry fixtures, utensils, appliances and equipment; all supplies, tools and accessories; all storm and screen windows, shutters, doors, decorations, awnings, shades, blinds, signs, trees, shrubbery and other plantings; (ii) all building service fixtures, machinery and equipment of any kind whatsoever; all lighting, heating, ventilating, air conditioning, refrigerating, sprinkling, plumbing, security, irrigating, cleaning, incinerating, waste disposal, communications, alarm, fire prevention and extinguishing systems, fixtures, apparatus, machinery and equipment; all elevators, escalators, lifts, cranes, hoists and platforms; all pipes, conduits, pumps, boilers, tanks, motors, engines, furnaces and compressors; all dynamos, transformers and generators; (iii) all building materials, building machinery and building equipment delivered on site to the Real Estate during the course of, or in connection with any construction or repair or renovation of the buildings and improvements; (iv) all parts, fittings, accessories, accessions, substitutions and replacements therefor and thereof; and (v) all files, books, ledgers, reports and records relating to any of the foregoing;

                        (d) Any and all leases, subleases, tenancies, licenses, occupancy agreements or agreements to lease all or any portion of the Real Estate, Improvements, Service Equipment or all or any other portion of the Property and all extensions, renewals, amendments, modifications and replacements thereof, and any options, rights of first refusal or guarantees relating thereto (collectively, the "Leases"); all rents, income, receipts, revenues, security deposits, escrow accounts, reserves, issues, profits, awards and payments of any kind payable under the Leases or otherwise arising from the Real Estate, Improvements, Service Equipment or all or any other portion of the Property including, without limitation, minimum rents, additional rents, percentage rents, parking, maintenance and deficiency rents (collectively, the "Rents"); all of the following personal property (collectively referred to as the "Contracts"): all accounts, general intangibles and contract rights (including any right to payment thereunder, whether or not earned by performance) of any nature relating to the Real Estate, Improvements. Service Equipment or all or .any other portion of the Property or the use, occupancy, maintenance, construction, repair or operation thereof; all management agreements, franchise agreements, utility agreements and deposits, building service contracts, maintenance contracts, construction contracts and architect's agreements; all maps, plans, surveys and specifications; all warranties and guaranties; all permits, licenses and approvals; and all insurance policies, books of account and other documents, of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale or operation of the Real Estate, Improvements, Service Equipment or all or any other portion of the Property;

                        (e) Any and all estates, rights,, tenements, hereditaments, privileges, easements, reversions, remainders and appurtenances of any kind benefiting or appurtenant to the Real Estate, Improvements or all or any other portion of the Property; all means of access to and from the Real Estate, Improvements or all or any other portion of the Property, whether public or private; all streets, alleys, passages, ways, water courses, water and mineral rights relating to the Real Estate, Improvements or all or any other portion of the Property; all rights of Debtor as declarant or unit owner under any declaration of condominium or association applicable to the Real Estate, Improvements or all or any other portion of the Property including, without limitation, all development rights and special declarant rights; and all other claims or demands of

Debtor, either at law or in equity, in possession or expectancy of, in, or to the Real Estate, Improvements or all or any other portion of the Property (all of the foregoing described in this subsection E herein called the "Appurtenances");

                        (f) Any and all "proceeds" of any of the above-described Real Estate, Improvements, Service Equipment, Leases, Rents, Contracts and Appurtenances, which term "proceeds" shall have the meaning given to it in the Uniform Commercial Code, as amended, (the "Code") of the State in which the Property is located (collectively, the "Proceeds") and shall additionally include whatever is received upon the use, lease, sale, exchange, transfer, collection or other utilization or any disposition or conversion of any of the Real Estate, Improvements, Service Equipment, Leases, Rents, Contracts and Appurtenances, voluntary or involuntary, whether cash or non-cash, including proceeds of insurance and condemnation awards, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment and inventory; and

                        (g) All products, replacements, additions, substitutions, renewals and accessories of any of the foregoing items.

         2.     The Vehicle Collateral.

Each of the Vehicles listed on Schedule 1, attached hereto.

                                   SCHEDULE 1
                                       TO
                                    EXHIBIT A
                                       TO
                             SUBORDINATION AGREEMENT

                                    Vehicles



                                 [See Attached]